UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019

SHIRE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 2

Miesian Plaza

50-58 Baggot Street Lower

Dublin 2

Republic of Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Shire plc and Shire Acquisitions Investments Ireland DAC have issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 11, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

Date: January 11, 2019	By:	/s/ Susan O’Reilly
		Name:	Susan O’Reilly
		Title:	Company Secretary